AMENDMENT NO. 1 TO DEED OF GROUND LEASE

         THIS AMENDMENT NO. 1 TO DEED OF GROUND LEASE (this "Amendment"), dated as of the 8th day of December, 1998, by and between UPSHUR PROPERTY, INC., a Delaware corporation (the "Landlord") and COVOL TECHNOLOGIES, INC., a Delaware corporation (the "Tenant").

         WHEREAS, the Landlord and the Tenant are parties to that certain Deed of Ground Lease dated as of May 5, 1998 (the "Lease"); and

         WHEREAS, the Landlord and the Tenant desire to amend the terms of the Lease as set forth herein.

         NOW, THEREFORE, in consideration for Ten Dollars ($10.00) cash in hand paid by Tenant to Landlord, the receipt and sufficiency of which is hereby acknowledged, the Landlord and the Tenant agree to amend the terms of the Lease as follows:

         1. Section 6.1 of the Lease is hereby deleted in its entirety and replaced with the following: "Section 6.1 Right to Mortgage. Except for that certain Leasehold Credit Line Deed of Trust and Security Agreement, dated as of December 8, 1998, from Covol Technologies, Inc. to ______________________, as Trustee, for the Benefit of Mountaineer Synfuel, L.L.C. (the "Mountaineer Leasehold Deed of Trust"), the Tenant shall not grant, or cause to be created, any deed of trust or other lien, encumbrance or security interest on or in all or any part of this Lease or Tenant's interest in the Premises. Tenant hereby covenants and agrees that it will not agree to amend, change or alter the Mountaineer Leasehold Deed of Trust without first obtaining the express written consent of the Landlord, which consent may be withheld for any reason."

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         2.  Section  9.1(f) of the Lease is hereby  deleted in its entirety and replaced with the following: "(f) Mountaineer fails to exercise its option to purchase the Facility and to require Tenant to assign this Lease to Mountaineer prior to March 31, 1999."

         3. Except as expressly set forth herein, all of the terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                                UPSHUR PROPERTY, INC.,
                                                a Delaware corporation



                                                By:   /Michael M. Matesic/
                                                     -------------------------
                            Name: Michael M. Matesic
                                   Its: Treas.


                                                COVOL TECHNOLOGIES, INC.,
                                                a Delaware corporation



                                                By:   /Stanley M. Kimball/
                                                     -------------------------
                            Name: Stanley M. Kimball
                                                Its:  President


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